UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 29, 2009

First Community Corporation

(Exact Name of Registrant As Specified in Its Charter)

South Carolina

(State or Other Jurisdiction of Incorporation)

000-28344	57-1010751
(Commission File Number)	(I.R.S. Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina	29072
(Address of Principal Executive Offices)	(Zip Code)

(803) 951-2265

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operations and Financial Condition

On July 29, 2009, First Community Corporation, holding company for First Community Bank, issued a press release announcing its financial results for the period ended June 30, 2009.

A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 8.01.  Other Events.

On July 29, 2009, First Community also announced that its Board of Directors declared a $0.04 per share dividend payable to shareholders of record as of August 10, 2009.  The dividend will be paid on August 17, 2009.

Attached as Exhibit 99.1 is a copy of the press release relating to the announcement of the share dividend, which is incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Exhibit

99.1	Earnings Press Release for the quarter ended June 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION

	By:	/s/ Joseph G. Sawyer
	Name:	Joseph G. Sawyer
	Title:	Chief Financial Officer

Dated: July 30, 2009

EXHIBIT INDEX

Exhibit Number	Description

99.1	Earnings Press Release the quarter ended June 30, 2009.